EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott J. Silverman, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q of Jade Global Holdings, Inc. (f/k/a Media Analytics Corporation) for the period ended September 30, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Jade Global Holdings.

Jade Global Holdings, Inc. (f/k/a Media Analytics Corporation)

Dated: October 30, 2017	By:	/s/ Scott J. Silverman
Scott J. Silverman
Chief Financial Officer (Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Jade Global Holdings, Inc. and will be retained by Jade Global Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.